UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02280)

Exact name of registrant as specified in charter:	Putnam Convertible Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period :	November 1, 2014 — October 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCONX

Putnam Convertible Securities Fund

Annual report 10|31|15

A world of investing.®

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Convertible
Securities  Fund

Annual report
10 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: Convertible securities prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific company or industry, changing market perceptions of the risk of default and changes in government intervention in the financial markets. These factors may also lead to increased volatility and reduced liquidity in the markets for convertible securities. These risks are generally greater for convertible securities issued by small and/or midsize companies. Convertible securities prices may be adversely affected by underlying common stock price changes. While convertible securities tend to provide higher yields than common stocks, the higher yield may not protect against the risk of loss or mitigate any loss associated with a convertible security’s price decline. Convertible securities are subject to credit risk, which is the risk that an issuer of the fund’s investments may default on payment of interest or principal. Credit risk is greater for below-investment-grade convertible securities. Convertible securities may be less sensitive to interest-rate changes than non-convertible bonds because of their structural features (e.g., convertibility, “put” features). Interest-rate risk is generally greater, however, for longer-term bonds and convertible securities whose underlying stock price has fallen significantly below the conversion price. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The stock market has bounced back strongly since the correction in August, and the U.S. economy has shown resilience. In fact, the U.S. Federal Reserve, citing recent improvements in employment and wage growth, has placed the possibility of interest-rate hikes firmly on the table.

One of the important takeaways from the recent rally, in our view, is that many investors have a reserve of confidence. Still, these are volatile and unpredictable times. While the Fed downplayed the impact of China’s slowdown on U.S. economic growth, there are a number of risks and opportunities in today’s market, including tepid growth in many overseas markets.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended October 31, 2015, as well as an outlook for the coming months.

With a new year at hand, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

About the fund

Seeking undervalued companies before their potential is recognized

The differences between bonds and stocks seem fairly clear-cut. Stocks provide an ownership stake in a company; bonds provide a claim on the interest paid by a company or other entity on its debt. The value of stocks rises and falls with factors such as investor sentiment, company news, and economic conditions; bonds are issued by a government, agency, company, or public utility that typically promises to pay the bearer a fixed rate of interest at specified intervals and to return a set amount of money at a specified end date (the maturity date). A bond's yield and its price are often influenced by interest-rate levels and the issuer's credit quality.

A convertible security is a hybrid of a stock and a bond. Like a bond, it offers a set rate of interest, but unlike a bond, it has a built-in option that, under certain circumstances, allows the investor to exchange (or convert) the security for a fixed number of shares of stock. This feature offers the potential for capital appreciation, since the preset conversion price does not change as the underlying stock price increases or decreases.

Convertibles are issued by companies and can offer greater returns than high-quality bonds — but they also carry greater risk potential, such as the risk of default or periodic illiquidity. Issuers range from large, well-known S&P 500 corporations and small, rapidly growing companies to companies in cyclically depressed industries.

Investing successfully in convertible securities requires intensive research and analysis. The fund's managers are supported by analysts who conduct rigorous fundamental research, seeking to determine the true worth of the issuing company's business. The managers then construct a portfolio that they believe offers the best return potential while being mindful of risk.

The "busted" convertible

One kind of security in which your fund may invest is the "busted" convertible. "Busted" refers to a security whose underlying stock price has fallen significantly below the conversion price. It becomes much less sensitive to the volatility of the underlying stock and is more bond-like, responding to interest-rate changes. A busted convertible may pay a higher yield than other convertibles, but may also carry a higher level of risk. (Some companies in this situation may eventually default on their bonds.)

The objective of buying a busted convertible is to take advantage of a company's eventual turnaround despite its present challenges. For example, a company undergoing management turmoil may draw negative investor reactions, causing its stock price to tumble. However, if intensive research determines that the management crisis is likely to be resolved, the fund managers could buy the security at a steep discount. The goal is to sell the security at a higher price when the credit improves or when the stock revives, each of which cannot be guaranteed.

Putnam Convertible Securities Fund's holdings have spanned sectors and industries over time.

1972

Chase Manhattan

Consumer and corporate banking

Currently part of JPMorgan Chase

1985

Loral

Designer and manufacturer of satellites and satellite systems

Currently part of Loral Space and Communications

1994

Pennzoil

Producer of motor oil and car-care products

Currently part of Shell Oil Company

2001

King Pharmaceuticals

Developer and manufacturer of branded prescription pharmaceuticals

2008

Medtronic

Developer of medical devices that treat chronic diseases

2013

Novellus Systems

Supplier of products used to make semiconductors

Identified holdings were held during the indicated year; they will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 26–32.

2 Convertible Securities Fund

Convertible Securities Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the BofA Merrill Lynch All U.S. Convertibles Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

4 Convertible Securities Fund

Interview with your fund’s portfolio managers

What was the market environment like for convertible securities during the 12-month reporting period ended October 31, 2015?

Eric: Given their ability to benefit from the upside potential of their underlying stocks as well as their income-generating potential, convertible securities made headway in the first half of the reporting period. However, market conditions became more challenging as the annual period progressed, with investors increasingly shifting capital away from riskier market sectors and into lower-risk or safe-haven assets, such as U.S. government bonds and money market funds. Concerns about slowing growth in China potentially affecting the U.S. economy, uncertainty about the Federal Reserve’s monetary policy, and the general trend toward what investors believed were low risk investments worked to drive credit spreads, or the yield advantage that credit-sensitive bonds offer over Treasuries with comparable maturities, wider across the fixed-income markets. U.S. equities endured their most challenging quarter in years during the three months ended September 30, with the volatility peaking in August and delivering some of the biggest swings in the history of the market. After a weak September, equity markets bounced back nicely in October, with the S&P 500 Index gaining 8.4%, the biggest monthly gain since October 2011.

Given the sensitivity of convertibles to their underlying equities, the asset class has performed well in recent years, as stock

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/15. See pages 4 and 11–14 for additional fund performance information. Index descriptions can be found on page 17.

Convertible Securities Fund 5

market valuations approached the top quartile of their historical averages. The conversion feature of convertibles gives them favorable, asymmetric upside tracking to equities, whereas their downside tracking to equities is typically much less over longer periods. However, when the equity markets nosedived in August, the underlying equities in convertible securities followed suit. Given the flight to lower-risk strategies, the small-and mid-cap segments of the convertible securities market, which composed over 50% of the convertible securities market, sold off more sharply than the large-cap segment, having a disproportionate effect on the performance of the asset class when compared with the S&P 500 Index, which only tracks U.S. large-cap stocks. As such, convertible securities, as measured by the BofA Merrill Lynch All U.S. Convertibles Index, saw negative performance for the reporting period, underperforming stocks, which recovered strongly in October. Convertible securities also lagged bonds, as measured by the Barclays U.S. Aggregate Bond Index, weighted down by their underlying equity exposure.

How did Putnam Convertible Securities Fund perform for the 12-month reporting period ended October 31, 2015?

Rob: While the reporting period covers the 12-month period, the fund’s performance was highly influenced by the historic sell-off that occurred in August and September. During this time frame, the portfolio mirrored the broader market, with the underlying equities of the convertible holdings struggling, particularly in the mid- and small-cap segments. As investor sentiment became more cautious at this time, the ensuing wholesale unloading of many of these names resulted in sharply declining prices that did not reflect the true fundamentals, in our opinion. Nearly every sector composing the fund’s benchmark, the BofA Merrill Lynch All U.S. Convertibles Index,

Allocations are shown as a percentage of the fund’s net assets as of 10/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6 Convertible Securities Fund

was down for August and September as a result of the sell-off. October saw a considerable rally in convertible prices, but it was not enough to overcome the decline. Against this backdrop, the fund’s class A shares at net asset value underperformed the benchmark and the average return of its Lipper peer group for the reporting period.

What strategies or holdings hampered the fund’s performance versus the benchmark during the reporting period?

Eric: The fund’s underperformance relative to the benchmark was due primarily to security selection in the health-care, technology, and transportation sectors. Within health care, the fund’s investments in the biotechnology sector sold off in September following remarks by Hillary Clinton, who vowed to combat “outrageous” drug price increases. This led to a contagion into the rest of the health-care sector. Security selection within the biotech industry was the largest detractor from relative performance for the reporting period as well. Our decision not to invest in Incyte was detrimental for relative performance, as the stock of this large biotech firm rallied on news of strong revenues from its drug Jakafi [ruxolitinib]. Jakafi is the first and only drug approved for treatment of myelofibrosis, a potentially fatal blood cancer. However, while Incyte has a number of drugs that are still in trial phases, we believed the company’s underlying stock valuation was stretched when viewed in light of the risk of pending trial drug approvals.

Technology holdings also detracted from benchmark-relative returns, especially the strongly performing Verisign and Electronic Arts, which were not held in the portfolio.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Convertible Securities Fund 7

Verisign is a global provider of domain name registry services and Internet security that has seen fast growth. The company recently unveiled a new platform that helps governments implement more efficient and safer e-services. Verisign has partnered with the U.S. government, but this mandate can be revoked at any time — a factor that discouraged us from investing in the company’s convertible securities. We decided not to invest in Electronic Arts due to its “hit,” or “blockbuster,” focus. However, the company’s recent production of Star Wars exceeded expectations, and it was able to accelerate operating leverage ahead of schedule, improving margins faster than initially laid out. Finally, despite benefiting from an overweight exposure to the transportation sector, this result was muted by security selection. Our decision not to hold JetBlue Airways weighed on relative performance, as the airline has benefited from the sharp drop in fuel prices.

What holdings or strategies aided the fund’s performance relative to the benchmark during the reporting period?

Rob: Security selection among pharmaceutical companies within the health-care sector was rewarding during the period, especially our decision to overweight AMAG Pharmaceuticals, a small-cap holding. AMAG benefited from strong quarterly results in the first half of 2015 that were better than Wall Street expectations, despite concerns about a new competing drug entering the market.

Underweighting the portfolio’s exposure to the energy sector and not holding some of the poorer-performing convertible securities in that sector was beneficial for performance relative to the benchmark. SandRidge Energy and Wesco International illustrate this

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8 Convertible Securities Fund

strategy. SandRidge is an oil and natural gas exploration and production company that has been carrying a lot of debt on its balance sheet, in our opinion. We believe the sharp drop in commodity prices coupled with high debt leverage contributed to the company’s disappointing results. Wesco is an electronics supply management firm that saw better pricing throughout the year. But demand from end markets was weak, resulting in lower sales and operating margins for Wesco.

The fund reduced its distribution rate during the reporting period. What led to that decision?

Eric: The fund, which seeks, with equal emphasis, current income and capital appreciation, has maintained a stable dividend since March 2009. However, the lower yields on the convertible bonds held in the fund translated into less income earned in the portfolio given the low-interest-rate environment. Accordingly, the fund’s quarterly distribution rate per class A shares was reduced from $0.142 to $0.127 in March 2015.

During the second half of the reporting period, the amount of income earned in the fund continued to decline due to the low-rate environment. This meant that maturing higher-coupon securities were replaced with the lower-coupon securities available in the convertible securities market. With the amount of income earned by the portfolio declining, the fund’s quarterly distribution rate per class A shares was trimmed from $0.127 to $0.120 in September 2015.

What is your outlook as 2015 comes to a close?

Rob: Although equity markets struggled during the third quarter, with the underlying equities of convertible securities following suit, the fourth quarter has had a more constructive start, in our opinion. The median convertible security price to par has fallen significantly in this environment, creating buying opportunities, in our view. Furthermore, we believe this price correction has resulted in historically cheap convertible securities and a more balanced convertibles market overall.

Investors will be watching the Fed, which remains significantly more open to the possibility of raising interest rates before year-end. When rates do begin to rise, we believe the pace of their rate-raising campaign may be muted given U.S.-dollar strength. Historically, convertible securities have performed well in rising-rate markets because convertibles have low duration, or interest-rate sensitivity, compared with other fixed-income asset classes. Equities also tend to perform well when interest rates are rising from low levels. In addition, U.S. corporate default activity remains well below the long-term average. We continue to believe that the hybrid nature of convertible securities offers investors a risk-managed way to harness the potential for equity-like returns while capturing some degree of support from their fixed-income attributes.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Convertible Securities Fund 9

Portfolio Manager Eric N. Harthun has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from San Diego State University. He joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert L. Salvin has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from the Wharton School of Business at the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

IN THE NEWS

Global merger-and-acquisition (M&A) activity has rocketed to record levels. On November 2, 2015, the $3.93 trillion record set in 2007 was broken, as year-to-date M&A tracked by Dealogic moved higher on the back of Visa’s plans to buy Visa Europe for $23 billion. The historically high level of activity has been driven by increasingly larger deals. Citing S&P Capital IQ, Business Insider pointed out in April that 7 of the 10 biggest M&A transactions in the wake of the 2008 financial crisis had all been announced within the previous 16 months. We believe a key question for investors is whether high M&A levels are good or bad for markets. From one perspective, fewer industry players may appear likely to reduce healthy market competition and dynamism. On the other hand, bargaining and pricing power that come with larger economies of scale could benefit consumers in every sector — from health care and technology to energy and consumer staples.

10 Convertible Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class I, R, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/15

	Class A		Class B		Class C		Class I	Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/3/15)	(3/13/95)		(12/1/03)	(12/30/98)

	Before	After					Net	Before	After	Net	Net
	sales	sales	Before	After	Before	After	asset	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	value	charge	charge	value	value

Annual average
(life of fund)	9.76%	9.61%	9.55%	9.55%	8.94%	8.94%	9.87%	9.10%	9.01%	9.49%	9.87%

10 years	89.11	78.23	78.05	78.05	75.49	75.49	94.12	80.00	73.70	84.53	93.99
Annual average	6.58	5.95	5.94	5.94	5.79	5.79	6.86	6.05	5.68	6.32	6.85

5 years	43.50	35.25	38.30	36.30	38.23	38.23	45.50	39.99	35.10	41.80	45.41
Annual average	7.49	6.23	6.70	6.39	6.69	6.69	7.79	6.96	6.20	7.23	7.77

3 years	30.17	22.69	27.28	24.28	27.30	27.30	31.31	28.26	23.77	29.21	31.22
Annual average	9.19	7.05	8.37	7.52	8.38	8.38	9.50	8.65	7.37	8.92	9.48

1 year	–2.86	–8.45	–3.55	–8.11	–3.54	–4.46	–2.51	–3.32	–6.70	–3.09	–2.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class I, R, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class I shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class I shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Convertible Securities Fund 11

Comparative index returns For periods ended 10/31/15

	BofA Merrill Lynch All	Lipper Convertible Securities
	U.S. Convertibles Index	Funds category average*

Annual average (life of fund)	—†	9.76%

10 years	101.38%	76.42
Annual average	7.25	5.76

5 years	54.89	40.64
Annual average	9.15	7.01

3 years	40.46	29.73
Annual average	11.99	9.03

1 year	–0.13	–1.57

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/15, there were 75, 71, 60, 35, and 1 fund(s), respectively, in this Lipper category.

† The fund’s benchmark, the BofA Merrill Lynch All U.S. Convertibles Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $17,805 and $17,549, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $17,370. A $10,000 investment in the fund’s class I, R and Y shares would have been valued at $19,412, $18,453 and $19,399, respectively.

12 Convertible Securities Fund

Fund price and distribution information For the 12-month period ended 10/31/15

Distributions	Class A		Class B	Class C	Class I	Class M		Class R	Class Y

Number	4		4	4	3	4		4	4

Income	$0.516		$0.330	$0.334	$0.426	$0.390		$0.452	$0.579

Capital gains

Long-term gains	1.035		1.035	1.035	—	1.035		1.035	1.035

Short-term gains	—		—	—	—	—		—	—

Total	$1.551		$1.365	$1.369	$0.426	$1.425		$1.487	$1.614

	Before	After	Net	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	value	charge	charge	value	value

10/31/14	$25.60	$27.16	$25.13	$25.32	—	$25.35	$26.27	$25.50	$25.59

3/3/15*	—	—	—	—	$25.33	—	—	—	—

10/31/15	23.37	24.80	22.93	23.11	23.38	23.14	23.98	23.28	23.37

	Before	After	Net	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	value	charge	charge	value	value

Current dividend
rate [1]	2.05%	1.94%	1.27%	1.30%	2.45%	1.54%	1.48%	1.75%	2.31%

Current 30-day
SEC yield [2]	N/A	1.41	0.77	0.76	1.94	N/A	0.97	1.25	1.74

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class I shares.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Convertible Securities Fund 13

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class I	Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/3/15)	(3/13/95)		(12/1/03)	(12/30/98)

	Before	After					Net	Before	After	Net	Net
	sales	sales	Before	After	Before	After	asset	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	value	charge	charge	value	value

Annual average
(life of fund)	9.69%	9.54%	9.48%	9.48%	8.87%	8.87%	9.80%	9.03%	8.94%	9.42%	9.80%

10 years	78.92	68.63	68.46	68.46	65.90	65.90	83.42	70.09	64.14	74.46	83.38
Annual average	5.99	5.36	5.35	5.35	5.19	5.19	6.25	5.46	5.08	5.72	6.25

5 years	42.15	33.97	36.93	34.93	36.95	36.95	43.94	38.64	33.79	40.38	43.91
Annual average	7.29	6.02	6.49	6.18	6.49	6.49	7.56	6.75	6.00	7.02	7.55

3 years	25.54	18.32	22.72	19.72	22.77	22.77	26.47	23.64	19.32	24.60	26.44
Annual average	7.88	5.77	7.06	6.18	7.08	7.08	8.14	7.33	6.06	7.61	8.13

1 year	–5.27	–10.72	–6.01	–10.46	–5.95	–6.84	–5.05	–5.77	–9.07	–5.50	–5.07

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class I	Class M	Class R	Class Y

Total annual operating
expenses for the fiscal year
ended 10/31/14	1.06%	1.81%	1.81%	0.68%*	1.56%	1.31%	0.81%

Annualized expense ratio for
the six-month period ended
10/31/15†	1.06%	1.81%	1.81%	0.68%	1.56%	1.31%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expenses for class I shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class I shares.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

14 Convertible Securities Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2015, to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class I	Class M	Class R	Class Y

Expenses paid
per $1,000*†	$5.18	$8.84	$8.83	$3.33	$7.62	$6.40	$3.96

Ending value
(after expenses)	$940.00	$936.70	$936.50	$941.60	$937.70	$938.80	$941.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2015, use the following calculation method. To find the value of your investment on May 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class I	Class M	Class R	Class Y

Expenses paid
per $1,000*†	$5.40	$9.20	$9.20	$3.47	$7.93	$6.67	$4.13

Ending value
(after expenses)	$1,019.86	$1,016.08	$1,016.08	$1,021.78	$1,017.34	$1,018.60	$1,021.12

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Convertible Securities Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class I shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

16 Convertible Securities Fund

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

BofA Merrill Lynch All U.S. Convertibles Index is an unmanaged index of high-yield U.S. convertible securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2015, Putnam employees had approximately $502,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Convertible Securities Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Convertible Securities Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions: • That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

Convertible Securities Fund 19

fund, and the continued application of certain reductions and waivers noted below; and • That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

20 Convertible Securities Fund

funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

Convertible Securities Fund 21

of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Convertible Securities Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 76, 73 and 55 funds, respectively, in your fund’s Lipper peer group. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen

22 Convertible Securities Fund

its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Convertible Securities Fund 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Convertible Securities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Convertible Securities Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Convertible Securities Fund (the fund), including the fund’s portfolio, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Convertible Securities Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 16, 2015

Convertible Securities Fund 25

The fund’s portfolio 10/31/15 ÿ

CONVERTIBLE BONDS AND NOTES (70.2%)*	Principal amount	Value

Automotive (1.8%)
Navistar International Corp. cv. sr. unsec. sub. bonds
4 3/4s, 2019	$8,116,000	$5,640,620

Tesla Motors, Inc. cv. sr. unsec. notes 1 1/4s, 2021	11,975,000	10,463,156

Biotechnology (6.9%)		16,103,776
Aegerion Pharmaceuticals, Inc. cv. sr. unsec. bonds 2s, 2019	9,295,000	7,116,484

AMAG Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes
2 1/2s, 2019	4,685,000	7,607,269

ARIAD Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
3 5/8s, 2019	6,180,000	6,477,413

BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
1 1/2s, 2020	5,714,000	8,292,443

Emergent BioSolutions, Inc. cv. sr. unsec. unsub. bonds
2 7/8s, 2021	5,210,000	6,401,788

Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	2,878,000	13,742,450

Medicines Co. (The) cv. sr. unsec. notes 2 1/2s, 2022	3,220,000	3,924,375

Merrimack Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes
4 1/2s, 2020	2,359,000	3,941,004

United Therapeutics Corp. cv. sr. unsec. notes 1s, 2016	905,000	2,769,866

Broadcasting (1.4%)		60,273,092
Liberty Media Corp. cv. sr. unsec. bonds 1 3/8s, 2023	11,941,000	12,217,136

Commercial and consumer services (5.9%)		12,217,136
Carriage Services, Inc. cv. unsec. sub. bonds 2 3/4s, 2021	3,380,000	3,722,225

Ctrip.com International, Ltd. 144A cv. sr. unsec. notes 1.99s,
2025 (China)	3,536,000	4,035,637

Euronet Worldwide, Inc. 144A cv. sr. unsec. notes 1 1/2s, 2044	5,704,000	7,283,295

Huron Consulting Group, Inc. cv. sr. unsec. unsub. notes
1 1/4s, 2019	6,241,000	5,792,428

Macquarie Infrastructure Corp. cv. sr. unsec. sub. notes
2 7/8s, 2019	7,895,000	9,173,003

Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes 1s, 2018	13,271,000	21,109,184

Communications equipment (1.2%)		51,115,772
Ciena Corp. 144A cv. sr. unsec. notes 3 3/4s, 2018	4,944,000	6,791,820

Novatel Wireless, Inc. 144A cv. sr. unsec. unsub. notes
5 1/2s, 2020	4,706,000	3,785,389

Computers (5.4%)		10,577,209
Akamai Technologies, Inc. cv. sr. unsec. bonds zero %, 2019	6,396,000	6,475,950

Avid Technology, Inc. 144A cv. sr. unsec. notes 2s, 2020	5,874,000	4,170,540

Brocade Communications Systems, Inc. cv. sr. unsec. notes
1 3/8s, 2020	5,110,000	5,023,769

Electronics For Imaging, Inc. cv. sr. unsec. unsub. bonds
0 3/4s, 2019	8,560,000	9,121,750

Infinera Corp. 144A cv. sr. unsec. unsub. bonds 1 3/4s, 2018	2,412,000	3,979,800

Spansion, LLC company guaranty cv. sr. unsec. bonds 2s, 2020	1,330,000	2,609,294

Synchronoss Technologies, Inc. cv. sr. unsec. notes 0 3/4s, 2019	6,772,000	6,903,208

Verint Systems, Inc. cv. sr. unsec. notes 1 1/2s, 2021	8,644,000	8,725,038

		47,009,349

26 Convertible Securities Fund

CONVERTIBLE BONDS AND NOTES (70.2%)* cont.	Principal amount	Value

Conglomerates (0.9%)
Siemens Financieringsmaatschappij N.V. cv. company guaranty
sr. unsec. bonds 1.65s, 2019 (Netherlands)	$7,000,000	$7,598,500

7,598,500
Construction (0.5%)
Cemex SAB de CV cv. unsec. sub. notes 3 3/4s, 2018 (Mexico)	4,340,000	4,323,725

4,323,725
Consumer (0.9%)
Jarden Corp. company guaranty cv. sr. unsec. bonds
1 1/8s, 2034	4,569,000	5,037,323

Jarden Corp. cv. company guaranty sr. unsec. sub. bonds
1 7/8s, 2018	1,631,000	2,436,306

7,473,629
Consumer finance (1.1%)
Encore Capital Group, Inc. cv. company guaranty sr. unsec.
bonds 3s, 2020	5,263,000	5,516,282

PRA Group, Inc. cv. sr. unsec. unsub. bonds 3s, 2020	3,944,000	4,244,730

9,761,012
Electronics (10.7%)
GT Advanced Technologies, Inc. cv. sr. unsec. notes 3s, 2020
(In default) †	2,944,000	500,480

Intel Corp. cv. jr. sub. notes 3 1/4s, 2039	8,235,000	13,546,575

Jazz Technologies, Inc. cv. company guaranty sr. unsec.
bonds 8s, 2018	1,523,000	2,266,414

Mentor Graphics Corp. cv. sub. unsec. notes 4s, 2031	5,365,000	7,360,109

Microchip Technology, Inc. 144A cv. sr. unsec. sub. notes Ser. G,
1 5/8s, 2025	11,697,000	12,128,327

Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	2,748,000	4,415,693

Micron Technology, Inc. cv. sr. unsec. unsub. bonds 3s, 2043	4,425,000	4,004,625

NVIDIA Corp. cv. sr. unsec. bonds 1s, 2018	12,741,000	18,673,210

NXP Semiconductors NV 144A cv. sr. unsec. notes 1s, 2019	8,229,000	8,815,316

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	10,062,000	12,036,668

SanDisk Corp. cv. sr. unsec. bonds 0 1/2s, 2020	4,503,000	4,747,851

TTM Technologies, Inc. cv. sr. unsec. notes 1 3/4s, 2020	4,670,000	4,477,363

Energy (oil field) (1.0%)		92,972,631
Hornbeck Offshore Services, Inc. cv. company guaranty sr.
unsec. notes 1 1/2s, 2019	3,239,000	2,394,836

SEACOR Holdings, Inc. cv. sr. unsec. unsub. bonds 2 1/2s, 2027	6,733,000	6,455,264

8,850,100
Energy (other) (0.5%)
SunEdison, Inc. 144A cv. sr. unsec. notes 0 1/4s, 2020	8,476,000	4,503,299

4,503,299
Entertainment (1.8%)
Live Nation Entertainment, Inc. cv. sr. unsec. bonds 2 1/2s, 2019	9,193,000	9,916,949

TiVo, Inc. cv. sr. unsec. bonds 2s, 2021	7,007,000	6,174,919

16,091,868
Financial (0.8%)
Radian Group, Inc. cv. sr. unsec. unsub. notes 3s, 2017	5,210,000	6,939,069

		6,939,069

Convertible Securities Fund 27

CONVERTIBLE BONDS AND NOTES (70.2%)* cont.	Principal amount	Value

Health-care services (2.2%)
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2 3/4s, 2018	$7,172,000	$7,467,845

HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	3,819,000	4,160,323

Medidata Solutions, Inc. cv. sr. unsec. notes 1s, 2018	6,828,000	7,143,795

18,771,963
Homebuilding (0.3%)
Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	1,184,000	2,671,400

2,671,400
Insurance (0.8%)
Fidelity National Financial, Inc. cv. sr. unsec. unsub. notes
4 1/4s, 2018	3,665,000	7,162,784

7,162,784
Investment banking/Brokerage (2.1%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	9,532,000	9,591,575

Prospect Capital Corp. cv. sr. unsec. bonds 5 7/8s, 2019	9,370,000	9,124,038

18,715,613
Manufacturing (0.6%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	7,720,000	5,273,725

5,273,725
Media (0.8%)
Liberty Interactive, LLC cv. sr. unsec. unsub. bonds 0 3/4s, 2043	4,404,000	6,996,855

6,996,855
Medical technology (2.0%)
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2016 (China) (In default) † F	3,213,000	257,040

China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default) † F	3,544,000	248,080

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s (0s,
3/1/18) 2042 ††	5,185,000	6,970,584

Insulet Corp. cv. sr. unsec. notes 2s, 2019	4,440,000	4,256,850

Wright Medical Group, Inc. 144A cv. sr. unsec. notes 2s, 2020	6,316,000	5,968,620

17,701,174
Oil and gas (2.4%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	6,599,000	4,718,285

Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes
2 5/8s, 2019	6,122,000	4,407,840

Stone Energy Corp. cv. company guaranty sr. unsec. notes
1 3/4s, 2017	5,345,000	4,863,950

Whiting Petroleum Corp. 144A cv. company guaranty sr. unsec.
unsub. notes 1 1/4s, 2020	7,847,000	6,910,264

20,900,339
Pharmaceuticals (3.0%)
IGI Laboratories, Inc. 144A cv. sr. unsec. notes 3 3/4s, 2019	5,615,000	5,067,538

Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1 7/8s, 2021 (Ireland)	16,636,000	17,644,558

TESARO, Inc. cv. sr. unsec. notes 3s, 2021	1,920,000	2,922,000

25,634,096
Real estate (3.4%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5 1/4s, 2018 R	7,045,000	7,375,234

Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	8,565,000	10,004,991

28 Convertible Securities Fund

CONVERTIBLE BONDS AND NOTES (70.2%)* cont.	Principal amount	Value

Real estate cont.
iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$4,751,000	$5,588,364

Starwood Property Trust, Inc. cv. sr. unsec. unsub.
notes 4s, 2019 R	6,825,000	6,982,828

29,951,417
Retail (0.7%)
GNC Holdings, Inc. 144A cv. company guaranty sr. unsec. notes
1 1/2s, 2020	7,129,000	5,845,780

5,845,780
Semiconductor (1.5%)
Novellus Systems, Inc. cv. company guaranty sr. unsec. notes
2 5/8s, 2041	5,610,000	12,773,269

12,773,269
Shipping (1.5%)
Atlas Air Worldwide Holdings, Inc. cv. sr. unsec. notes
2 1/4s, 2022	6,490,000	5,463,769

Scorpio Tankers, Inc. 144A cv. sr. unsec. notes 2 3/8s, 2019	7,476,000	7,508,708

12,972,477
Software (1.7%)
Red Hat, Inc. cv. sr. unsec. unsub. bonds 0 1/4s, 2019	6,745,000	8,608,306

Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	4,945,000	5,943,272

14,551,578
Staffing (0.6%)
Monster Worldwide, Inc. 144A cv. sr. unsec. notes 3 1/2s, 2019	3,785,000	5,140,503

5,140,503
Technology services (4.0%)
FireEye, Inc. 144A cv. sr. unsec. notes Ser. B, 1 5/8s, 2035	6,325,000	5,332,766

j2 Global, Inc. cv. sr. unsec. notes 3 1/4s, 2029	6,905,000	8,760,719

Salesforce.com, Inc. cv. sr. unsec. unsub. notes 0 1/4s, 2018	7,820,000	10,141,563

Twitter, Inc. cv. sr. unsec. unsub. bonds 1s, 2021	5,155,000	4,533,178

Yahoo!, Inc. cv. sr. unsec. bonds zero %, 2018	6,405,000	6,392,991

35,161,217
Telecommunications (—%)
Powerwave Technologies, Inc. cv. unsec. sub. notes 3 7/8s, 2027
(In default) † F	5,121,000	512

512
Tobacco (1.0%)
Vector Group, Ltd. cv. sr. unsec. FRN 2 1/2s, 2019	5,585,000	8,733,197

8,733,197
Transportation services (0.8%)
Echo Global Logistics, Inc. cv. sr. unsec. notes 2 1/2s, 2020	7,256,000	6,838,780

		6,838,780

Total convertible bonds and notes (cost $590,382,491)		$611,606,846

CONVERTIBLE PREFERRED STOCKS (22.4%)*	Shares	Value
Automotive (2.1%)
Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd.
(United Kingdom) †	139,203	$18,096,390

18,096,390
Banking (2.0%)
Bank of America Corp. Ser. L, 7.25% cv. pfd.	4,410	4,823,438

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	10,395	12,357,056

		17,180,494

Convertible Securities Fund 29

CONVERTIBLE PREFERRED STOCKS (22.4%)* cont.	Shares	Value

Consumer (0.6%)
Stanley Black & Decker, Inc. $6.25 cv. pfd.	40,490	$4,892,812

4,892,812
Electric utilities (2.0%)
Dominion Resources, Inc./VA $3.188 cv. pfd.	128,368	6,370,904

Exelon Corp. $3.25 cv. pfd.	263,403	10,999,709

17,370,613
Financial (1.4%)
AMG Capital Trust II $2.575 cv. pfd.	207,160	12,028,228

12,028,228
Food (1.2%)
Tyson Foods, Inc. $2.375 cv. pfd.	197,093	10,317,819

10,317,819
Health-care services (1.4%)
Anthem, Inc. $2.63 cv. pfd.	256,399	11,932,809

11,932,809
Insurance (0.7%)
Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	105,197	5,822,654

5,822,654
Medical technology (0.7%)
Alere, Inc. Ser. B, 3.00% cv. pfd.	18,445	5,930,068

5,930,068
Oil and gas (0.7%)
Chesapeake Energy Corp. 144A 5.75% cum. cv. pfd.	5,790	2,605,500

Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	3,717	472,988

Southwestern Energy Co. Ser. B, $3.125 cv. pfd.	92,223	2,585,933

5,664,421
Pharmaceuticals (3.2%)
Allergan PLC Ser. A, 5.50% cv. pfd.	26,905	28,159,580

28,159,580
Power producers (0.4%)
Dynegy, Inc. Ser. A, $5.375 cv. pfd. S	49,979	3,637,472

3,637,472
Real estate (0.7%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	265,512	7,185,419

7,185,419
Regional Bells (1.0%)
Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	89,185	8,851,611

8,851,611
Telecommunications (3.8%)
American Tower Corp. $5.50 cv. pfd. R	124,095	13,472,063

Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	78,112	8,300,962

Iridium Communications, Inc. Ser. B, 6.75% cv. pfd.	12,027	3,650,195

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	123,546	8,214,574

33,637,794
Waste Management (0.5%)
Stericycle, Inc. $5.25 cv. pfd. †	49,537	4,603,969

		4,603,969

Total convertible preferred stocks (cost $196,016,646)		$195,312,153

COMMON STOCKS (1.3%)*	Shares	Value

Brazil Ethanol, Inc. 144A (Unit) † F	312,500	$31

DISH Network Corp. Class A †	41,940	2,640,962

Jazz Pharmaceuticals PLC †	13,635	1,871,813

30 Convertible Securities Fund

COMMON STOCKS (1.3%)* cont.	Shares	Value

PulteGroup, Inc.	130,520	$2,392,432

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	80,340	4,755,314

Total common stocks (cost $13,312,350)		$11,660,552

CORPORATE BONDS AND NOTES (0.2%)*	Principal amount	Value

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	$4,095,000	$1,586,813

Total corporate bonds and notes (cost $3,514,694)		$1,586,813

SHORT-TERM INVESTMENTS (5.0%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.26% [d]	223,500	$223,500

Putnam Short Term Investment Fund 0.15% L	43,173,386	43,173,386

Total short-term investments (cost $43,396,886)		$43,396,886

TOTAL INVESTMENTS

Total investments (cost $846,623,067)		$863,563,250

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $871,012,464.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Convertible Securities Fund 31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Communication services	$2,640,962	$—	$—

Consumer cyclicals	2,392,432	—	—

Energy	—	—	31

Health care	6,627,127	—	—

Total common stocks	11,660,521	—	31

Convertible bonds and notes	—	611,101,214	505,632

Convertible preferred stocks	25,338,816	169,973,337	—

Corporate bonds and notes	—	1,586,813	—

Short-term investments	43,173,386	223,500	—

Totals by level	$80,172,723	$782,884,864	$505,663

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

32 Convertible Securities Fund

Statement of assets and liabilities 10/31/15

ASSETS

Investment in securities, at value, including $218,340 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $803,226,181)	$820,166,364
Affiliated issuers (identified cost $43,396,886) (Notes 1 and 5)	43,396,886

Dividends, interest and other receivables	4,406,040

Receivable for shares of the fund sold	1,117,138

Receivable for investments sold	6,775,881

Prepaid assets	32,875

Total assets	875,895,184

LIABILITIES

Payable for investments purchased	2,294,000

Payable for shares of the fund repurchased	1,139,474

Payable for compensation of Manager (Note 2)	461,676

Payable for custodian fees (Note 2)	9,472

Payable for investor servicing fees (Note 2)	221,131

Payable for Trustee compensation and expenses (Note 2)	234,197

Payable for administrative services (Note 2)	3,400

Payable for distribution fees (Note 2)	184,934

Collateral on securities loaned, at value (Note 1)	223,500

Other accrued expenses	110,936

Total liabilities	4,882,720

Net assets	$871,012,464

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$822,772,705

Undistributed net investment income (Note 1)	11,692,015

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	19,607,561

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	16,940,183

Total — Representing net assets applicable to capital shares outstanding	$871,012,464

(Continued on next page)

Convertible Securities Fund 33

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($517,494,778 divided by 22,139,888 shares)	$23.37

Offering price per class A share (100/94.25 of $23.37)*	$24.80

Net asset value and offering price per class B share ($11,374,266 divided by 496,056 shares)**	$22.93

Net asset value and offering price per class C share ($72,535,854 divided by 3,138,791 shares)**	$23.11

Net asset value and offering price per class I share ($9,396 divided by 402 shares)†	$23.38

Net asset value and redemption price per class M share ($3,950,761 divided by 170,726 shares)	$23.14

Offering price per class M share (100/96.50 of $23.14)*	$23.98

Net asset value, offering price and redemption price per class R share
($4,971,698 divided by 213,583 shares)	$23.28

Net asset value, offering price and redemption price per class Y share
($260,675,711 divided by 11,155,848 shares)	$23.37

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

34 Convertible Securities Fund

Statement of operations Year ended 10/31/15

INVESTMENT INCOME

Dividends (net of foreign tax of $10,303)	$11,169,498

Interest (including interest income of $42,185 from investments in affiliated issuers) (Note 5)	8,827,480

Securities lending (Note 1)	5,952

Total investment income	20,002,930

EXPENSES

Compensation of Manager (Note 2)	5,892,991

Investor servicing fees (Note 2)	1,344,212

Custodian fees (Note 2)	21,751

Trustee compensation and expenses (Note 2)	45,695

Distribution fees (Note 2)	2,358,671

Administrative services (Note 2)	25,306

Other	348,512

Total expenses	10,037,138

Expense reduction (Note 2)	(6,323)

Net expenses	10,030,815

Net investment income	9,972,115

Net realized gain on investments (Notes 1 and 3)	41,140,042

Net realized gain on foreign currency transactions (Note 1)	243

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	7

Net unrealized depreciation of investments during the year	(78,014,400)

Net loss on investments	(36,874,108)

Net decrease in net assets resulting from operations	$(26,901,993)

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 35

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/15	Year ended 10/31/14

Operations:
Net investment income	$9,972,115	$6,522,045

Net realized gain on investments
and foreign currency transactions	41,140,285	78,421,652

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(78,014,393)	8,281,581

Net increase (decrease) in net assets resulting
from operations	(26,901,993)	93,225,278

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(11,770,478)	(13,464,353)

Class B	(171,303)	(201,341)

Class C	(1,027,055)	(1,020,922)

Class I	(169)	—

Class M	(70,197)	(77,628)

Class R	(119,195)	(132,175)

Class Y	(6,766,999)	(6,076,627)

From net realized long-term gain on investments
Class A	(23,443,814)	—

Class B	(543,196)	—

Class C	(3,033,358)	—

Class M	(185,973)	—

Class R	(266,502)	—

Class Y	(11,391,059)	—

Increase from capital share transactions (Note 4)	6,463,443	52,502,678

Total increase (decrease) in net assets	(79,227,848)	124,754,910

NET ASSETS

Beginning of year	950,240,312	825,485,402

End of year (including undistributed net investment income
of $11,692,015 and $9,775,186, respectively)	$871,012,464	$950,240,312

The accompanying notes are an integral part of these financial statements.

36 Convertible Securities Fund

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Convertible Securities Fund 37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
October 31, 2015	$25.60	.26	(.93)	(.67)	(.52)	(1.04)	(1.56)	—	—	$23.37	(2.86)	$517,495	1.06	1.04	67
October 31, 2014	23.57	.18	2.42	2.60	(.57)	—	(.57)	—	—	25.60	11.10	578,716	1.06	.72	63
October 31, 2013	20.09	.37	3.71	4.08	(.60)	—	(.60)	— [d]	—	23.57	20.62	556,643	1.08	1.69	72
October 31, 2012	18.97	.36	1.33	1.69	(.57)	—	(.57)	— [d]	—	20.09	9.07	466,910	1.11	1.87	59
October 31, 2011	19.31	.39	(.16)	.23	(.57)	—	(.57)	— [d]	— [d,e]	18.97	1.08	484,050	1.12	1.94	79

Class B
October 31, 2015	$25.13	.07	(.90)	(.83)	(.33)	(1.04)	(1.37)	—	—	$22.93	(3.55)	$11,374	1.81	.29	67
October 31, 2014	23.15	(.01)	2.38	2.37	(.39)	—	(.39)	—	—	25.13	10.27	13,228	1.81	(.04)	63
October 31, 2013	19.75	.20	3.64	3.84	(.44)	—	(.44)	— [d]	—	23.15	19.68	12,009	1.83	.95	72
October 31, 2012	18.66	.21	1.30	1.51	(.42)	—	(.42)	— [d]	—	19.75	8.22	10,315	1.86	1.10	59
October 31, 2011	18.99	.23	(.14)	.09	(.42)	—	(.42)	— [d]	— [d,e]	18.66	.40	12,281	1.87	1.19	79

Class C
October 31, 2015	$25.32	.07	(.91)	(.84)	(.33)	(1.04)	(1.37)	—	—	$23.11	(3.54)	$72,536	1.81	.30	67
October 31, 2014	23.33	(.01)	2.39	2.38	(.39)	—	(.39)	—	—	25.32	10.27	73,451	1.81	(.06)	63
October 31, 2013	19.90	.20	3.67	3.87	(.44)	—	(.44)	— [d]	—	23.33	19.68	50,931	1.83	.93	72
October 31, 2012	18.79	.21	1.32	1.53	(.42)	—	(.42)	— [d]	—	19.90	8.24	38,875	1.86	1.10	59
October 31, 2011	19.13	.24	(.16)	.08	(.42)	—	(.42)	— [d]	— [d,e]	18.79	.32	53,696	1.87	1.19	79

Class I
October 31, 2015†	$25.33	.25	(1.77)	(1.52)	(.43)	—	(.43)	—	—	$23.38	(6.05)*	$9	.45*	.98*	67

Class M
October 31, 2015	$25.35	.13	(.91)	(.78)	(.39)	(1.04)	(1.43)	—	—	$23.14	(3.32)	$3,951	1.56	.54	67
October 31, 2014	23.35	.05	2.40	2.45	(.45)	—	(.45)	—	—	25.35	10.54	4,583	1.56	.21	63
October 31, 2013	19.91	.26	3.67	3.93	(.49)	—	(.49)	— [d]	—	23.35	20.01	3,885	1.58	1.20	72
October 31, 2012	18.81	.26	1.31	1.57	(.47)	—	(.47)	— [d]	—	19.91	8.49	3,406	1.61	1.36	59
October 31, 2011	19.14	.29	(.16)	.13	(.46)	—	(.46)	— [d]	— [d,e]	18.81	.61	3,546	1.62	1.46	79

Class R
October 31, 2015	$25.50	.20	(.93)	(.73)	(.45)	(1.04)	(1.49)	—	—	$23.28	(3.09)	$4,972	1.31	.79	67
October 31, 2014	23.48	.12	2.41	2.53	(.51)	—	(.51)	—	—	25.50	10.83	6,569	1.31	.46	63
October 31, 2013	20.02	.31	3.70	4.01	(.55)	—	(.55)	— [d]	—	23.48	20.30	5,617	1.33	1.43	72
October 31, 2012	18.91	.31	1.32	1.63	(.52)	—	(.52)	— [d]	—	20.02	8.78	4,059	1.36	1.61	59
October 31, 2011	19.24	.34	(.15)	.19	(.52)	—	(.52)	— [d]	— [d,e]	18.91	.88	3,595	1.37	1.69	79

Class Y
October 31, 2015	$25.59	.32	(.92)	(.60)	(.58)	(1.04)	(1.62)	—	—	$23.37	(2.57)	$260,676.81		1.30	67
October 31, 2014	23.56	.24	2.42	2.66	(.63)	—	(.63)	—	—	25.59	11.38	273,693.81		.95	63
October 31, 2013	20.08	.42	3.72	4.14	(.66)	—	(.66)	— [d]	—	23.56	20.93	196,399.83		1.89	72
October 31, 2012	18.97	.41	1.32	1.73	(.62)	—	(.62)	— [d]	—	20.08	9.28	106,584.86		2.12	59
October 31, 2011	19.30	.44	(.15)	.29	(.62)	—	(.62)	— [d]	— [d,e]	18.97	1.40	106,207.87		2.17	79

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 Convertible Securities Fund	Convertible Securities Fund 39

Financial highlights (Continued)

* Not annualized.

† For the period March 3, 2015 (commencement of operations) to October 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

 Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

40 Convertible Securities Fund

Notes to financial statements 10/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through October 31, 2015.

Putnam Convertible Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek, with equal emphasis, current income and capital appreciation. The fund’s secondary goal is conservation of capital. The fund invests mainly in convertible securities of U.S. companies. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in convertible securities. This policy may be changed only after 60 days’ notice to shareholders. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. A significant portion of the convertible securities the fund buys are below-investment-grade (sometimes referred to as “junk bonds”). The convertible bonds the fund buys usually have intermediate-to long-term stated maturities (three years or longer), but often contain “put” features, which allow bondholders to sell the bond back to the company under specified circumstances, that result in shorter effective maturities. When deciding whether to buy or sell investments, Putnam Management may consider, among other factors: (i) a security’s structural features, such as its position in a company’s capital structure and “put” and “call” features (a company’s right to repurchase the security under specified circumstances is a “call” feature); (ii) credit and prepayment risks; and (iii) with respect to a company’s common stock underlying a convertible security, the stock’s valuation and the company’s financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

The fund offers class A, class B, class C, class I, class M, class R and class Y shares. The fund began offering class I shares on March 3, 2015. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, Class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class I and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class I shares, bear a lower investor servicing fee, which is identified in Note 2. Class I and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

Convertible Securities Fund 41

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

42 Convertible Securities Fund

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $223,500 and the value of securities loaned amounted to $218,340.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected

Convertible Securities Fund 43

to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from premium amortization and from convertible securities taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $11,870,110 to increase distributions in excess of net investment income, $4,427 to increase paid-in capital and $11,874,537 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$78,041,681
Unrealized depreciation	(63,113,409)

Net unrealized appreciation	14,928,272
Undistributed ordinary income	12,171,440
Undistributed long-term gain	29,604,616
Cost for federal income tax purposes	$848,634,978

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

44 Convertible Securities Fund

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class I shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of fund and each of the other funds in its specified category, which was totaled and then allocated to each fund the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a speci fied rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggre gate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual of 0.320% of the fund’s average assets attributable to such accounts. Class I shares paid a monthly fee based on average net assets of class I shares at an annual rate of 0.01%. During the reporting period, the expenses for class of shares related to investor servicing fees were as follows:

Class A	$795,425	Class M	6,280

Class B	17,846	Class R	9,105

Class C	106,546	Class Y	409,009

Class I	1	Total	$1,344,212

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,101 under the expense offset arrangements and by $4,222 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $557, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,411,066	Class M	33,432

Class B	126,676	Class R	32,312

Class C	755,185	Total	$2,358,671

Convertible Securities Fund 45

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $50,302 and $1,153 from the sale of class A and class M shares, respectively, and received $4,494 and $1,233 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $636 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$604,808,116	$625,425,041

U.S. government securities (Long-term)	—	—

Total	$604,808,116	$625,425,041

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	5,147,073	$127,707,042	6,486,030	$161,807,856

Shares issued in connection with
reinvestment of distributions	1,318,459	32,346,483	484,788	12,125,165

	6,465,532	160,053,525	6,970,818	173,933,021

Shares repurchased	(6,934,959)	(171,500,072)	(7,982,819)	(199,814,297)

Net decrease	(469,427)	$(11,446,547)	(1,012,001)	$(25,881,276)

	Year ended 10/31/15		Year ended 10/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	73,662	$1,790,142	107,860	$2,641,805

Shares issued in connection with
reinvestment of distributions	20,180	487,042	5,452	133,967

	93,842	2,277,184	113,312	2,775,772

Shares repurchased	(124,121)	(2,991,491)	(105,719)	(2,584,626)

Net increase (decrease)	(30,279)	$(714,307)	7,593	$191,146

	Year ended 10/31/15		Year ended 10/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	655,888	$16,094,634	1,004,390	$24,793,508

Shares issued in connection with
reinvestment of distributions	111,027	2,698,190	26,922	667,626

	766,915	18,792,824	1,031,312	25,461,134

Shares repurchased	(528,646)	(12,827,775)	(313,788)	(7,757,872)

Net increase	238,269	$5,965,049	717,524	$17,703,262

46 Convertible Securities Fund

	For the period 3/3/15
	(commencement of operations) to 10/31/15

Class I	Shares	Amount

Shares sold	395	$10,000

Shares issued in connection with
reinvestment of distributions	7	169

	402	10,169

Shares repurchased	—	—

Net increase	402	$10,169

	Year ended 10/31/15		Year ended 10/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	18,853	$466,635	41,541	$1,027,188

Shares issued in connection with
reinvestment of distributions	10,266	249,813	3,021	74,932

	29,119	716,448	44,562	1,102,120

Shares repurchased	(39,160)	(972,561)	(30,191)	(750,056)

Net increase (decrease)	(10,041)	$(256,113)	14,371	$352,064

	Year ended 10/31/15		Year ended 10/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	80,137	$1,964,692	99,488	$2,461,647

Shares issued in connection with
reinvestment of distributions	14,900	364,624	5,085	126,813

	95,037	2,329,316	104,573	2,588,460

Shares repurchased	(139,102)	(3,336,956)	(86,180)	(2,125,631)

Net increase (decrease)	(44,065)	$(1,007,640)	18,393	$462,829

	Year ended 10/31/15		Year ended 10/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	4,910,078	$122,223,808	5,167,700	$129,692,264

Shares issued in connection with
reinvestment of distributions	556,282	13,626,388	170,905	4,278,856

	5,466,360	135,850,196	5,338,605	133,971,120

Shares repurchased	(5,005,918)	(121,937,364)	(2,979,936)	(74,296,467)

Net increase	460,442	$13,912,832	2,358,669	$59,674,653

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class I	402	100%	$9,396

Convertible Securities Fund 47

Note 5: Affiliated Transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$40,401,678	$367,645,469	$364,873,761	$42,185	$43,173,386

Totals	$40,401,678	$367,645,469	$364,873,761	$42,185	$43,173,386

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	580,000

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Total

Equity contracts	$(217,126)	$(217,126)

Total	$(217,126)	$(217,126)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Total

Equity contracts	$217,126	$217,126

Total	$217,126	$217,126

48 Convertible Securities Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $32,896,518 as a capital gain dividend with respect to the taxable year ended October 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 22.32% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 24.42%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $7,464,668 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

Convertible Securities Fund 49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

50 Convertible Securities Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Convertible Securities Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52 Convertible Securities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Robert J. Darretta	Vice President and
Investment Sub-Manager	Katinka Domotorffy	Chief Compliance Officer
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Michael J. Higgins
London, England SW1A 1LD	Kenneth R. Leibler	Vice President, Treasurer,
	Robert E. Patterson	and Clerk
Marketing Services	George Putnam, III
Putnam Retail Management	Robert L. Reynolds	Janet C. Smith
One Post Office Square	W. Thomas Stephens	Vice President,
Boston, MA 02109		Principal Accounting Officer,
	Officers	and Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President
and Trust Company
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,
Ropes & Gray LLP	Principal Executive Officer, and
Compliance Liaison
Independent Registered
Public Accounting Firm	Steven D. Krichmar
KPMG LLP	Vice President and
Principal Financial Officer

This report is for the information of shareholders of Putnam Convertible Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN019
297703 12/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2015	$39,766	$ —	$4,400	$ —
October 31, 2014	$38,844	$ —	$4,285	$ —

For the fiscal years ended October 31, 2015 and October 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,400 and $4,285 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2015	$ —	$ —	$ —	$ —

October 31, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Convertible Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2015